Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500
FOR IMMEDIATE RELEASE
CONTACT: Alex Wiseman
investor.relations@wwwinc.com

WOLVERINE WORLDWIDE REPORTS
FIRST QUARTER 2025 RESULTS

ROCKFORD, Mich., May 8, 2025 – Wolverine World Wide, Inc. (NYSE: WWW) today reported financial results for the first quarter ended March 29, 2025.

“Our results in the first quarter are further proof of the effectiveness of our strategy and the team's execution,” said Chris Hufnagel, President and Chief Executive Officer of Wolverine Worldwide. “Merrell and Saucony fueled our growth with double-digit revenue increases, and we more than tripled our earnings year-over-year, again delivering a record gross margin performance. We've worked to reinvent Wolverine Worldwide for the future – focusing squarely on awesome product, amazing stories, and driving the business. While there's uncertainty in the marketplace today, I'm excited by the momentum we've generated, and I believe we're well positioned with great global brands, a variety of strategic and operational advantages, and most importantly, a talented and resilient team to navigate the near-term challenges and emerge an even better company."

FINANCIAL HIGHLIGHTS

Financial results for 2025, and comparable results from 2024, in each case, for our ongoing business exclude the results of the Sperry business, which was sold in January 2024. Tables have been provided in the back of this release showing the impact of these adjustments our financial results.

FIRST QUARTER 2025 FINANCIAL HIGHLIGHTS

(in millions)	March 29, 2025	March 30, 2024	Y/Y Change	Constant Currency Change
Reported Segment Revenue Results:
Active Group	$326.7	$289.8	12.7%	13.9%
Work Group	$74.8	$90.1	(17.0)%	(16.2)%
Other	$10.8	$15.0	(28.0)%	(24.7)%
Total Revenue	$412.3	$394.9	4.4%	5.6%
Ongoing Total Revenue	$412.3	$390.8	5.5%	6.7%
Supplemental Revenue Information
Merrell	$150.6	$133.0	13.2%	14.4%
Saucony	$129.8	$100.1	29.6%	31.3%
Wolverine	$37.4	$41.2	(9.2)%	(9.2)%
Sweaty Betty	$38.0	$45.2	(15.9)%	(15.5)%
International	$207.8	$178.5	16.4%
Direct-to-Consumer - Reported	$96.4	$106.4	(9.4)%
Direct-to-Consumer - Ongoing	$96.4	$103.6	(6.9)%
Reported Financial Metrics
Gross Margin	47.3%	45.9%	140 bps
Operating Expenses	$175.1	$184.5	(5.1)%
Operating Margin	4.8%	(0.8)%	560 bps
Diluted Earnings Per Share	$0.13	($0.19)	168.4%
Non-GAAP and Ongoing Business Financial Metrics
Adjusted Gross Margin	47.3%	46.5%	80 bps
Adjusted Operating Expenses	$170.2	$162.2	4.9%
Adjusted Operating Margin	6.0%	5.0%	100 bps
Adjusted Diluted Earnings Per Share	$0.18	$0.05	260.0%
Constant Currency Diluted Earnings Per Share	$0.20	$0.05	300.0%

Gross margin improved significantly due to a healthier sales mix, lower promotional activity and the benefit of supply chain cost initiatives.

Inventory at the end of the quarter was $271 million, down $84 million, or approximately 23.6%, compared to the prior year.

Net Debt at the end of the quarter was $604 million, down $83 million, or approximately 12.1%, compared to the prior year.

SECOND QUARTER 2025 OUTLOOK

Following a strong financial performance in the first quarter, the outlook for the second quarter reflects expectations for continued momentum in the business.

•Revenue to be approximately $440 million to $450 million, representing growth of approximately 3.7% to 6.0% compared to the second quarter of 2024 ongoing business and constant currency growth of approximately 3.4% to 5.7%.
•Operating margin to be approximately 6.7%, down 10 basis points compared to second quarter 2024 operating margin, and adjusted operating margin to be approximately 7.2%, up 90 basis points compared to second quarter 2024 adjusted operating margin for our ongoing business.
•Diluted earnings per share in the range of $0.17 to $0.22 and adjusted diluted earnings per share in the range of $0.19 to $0.24.
•Diluted weighted average shares of approximately 81.1 million.

FULL-YEAR 2025 OUTLOOK

Due to uncertainty around tariffs and related macro-economic conditions, the Company is not providing a full-year 2025 outlook at this time and is withdrawing its 2025 guidance issued on February 19, 2025.

NON-GAAP FINANCIAL MEASURES
Measures referred to in this release as “adjusted” financial results and the financial results of the "ongoing business" are non-GAAP measures. Adjusted financial results exclude environmental and other related costs net of recoveries, non-cash impairment of long-lived assets, reorganization costs, costs associated with divestitures and other costs not related to the Company's ongoing business. The financial results of the ongoing business exclude financial results from the Sperry business and Wolverine Leathers business. The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results. The Company believes providing each of these non-GAAP measures provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates performance.

The Company has provided a reconciliation of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes these non-GAAP measures provide useful information to both management and investors because they increase the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enable better identification of trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

EARNINGS CALL INFORMATION
The Company will host a conference call today at 7:30 a.m. ET to discuss these results and current business trends. The conference call will be broadcast live and accessible under the “Investor Relations” tab at www.wolverineworldwide.com. A replay of the conference call will be available on the Company’s website for a period of approximately 30 days.

ABOUT WOLVERINE WORLDWIDE
Founded in 1883, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. The Company's diverse portfolio of highly recognized brands includes Merrell®, Saucony®, Sweaty Betty®, Hush Puppies®, Wolverine®, Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for more than 140 years, the Company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the Company’s ability to navigate future challenges; the Company's outlook for the second quarter of 2025 including, among others: reported, adjusted and constant currency revenue; reported and adjusted operating margin; reported and adjusted net earnings; effective tax rate; reported and adjusted diluted earnings per share; diluted weighted average shares; as well as statements regarding the Company’s strategy, its ability to navigate near-term challenges and its commitment to driving value for its shareholders. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, and other factors affecting consumer spending and confidence in the markets and regions in which the Company’s products are sold; increases or changes in duties, tariffs, quotas or applicable assessment in countries of import and export; the inability for any reason to effectively compete in global footwear, apparel and direct-to-consumer markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; foreign currency exchange rate fluctuations; currency restrictions; supply chain and capacity constraints, production and distribution disruptions, including service interruptions at shipping and receiving ports, reduction in operating hours, labor shortages, and facility closures resulting in production delays at the Company’s manufacturers, quality issues, price increases or other risks associated with foreign sourcing; the cost, including the effect of inflationary pressures, and availability of raw materials, inventories, services and labor for contract manufacturers; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s direct-to-consumer operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; the impact of changes in general economic conditions, potential economic slowdown and/or the credit markets on the Company’s manufacturers, distributors, suppliers, joint venture partners and wholesale customers; changes in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; legal compliance and litigation risks, including with respect to with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and environmental effects on human health; risks of breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, including Sweaty Betty®; risks related to stockholder activism; the risk of impairment to goodwill and other intangibles; the success of the Company's restructuring and realignment initiatives undertaken from time to time; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements whether as a result of new information, future events or otherwise. Any standards of measurement and performance made in reference to our environmental, social, governance and other sustainability plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation or prospect can or will be achieved.
# # #

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except earnings per share)

	Quarter Ended
	March 29, 2025	March 30, 2024
Revenue	$412.3	$394.9
Cost of goods sold	217.5	213.5
Gross profit	194.8	181.4
Gross margin	47.3%	45.9%

Selling, general and administrative expenses	172.0	176.8
Impairment of long-lived assets	—	6.1
Environmental and other related costs (income), net of recoveries	3.1	1.6
Operating expenses	175.1	184.5
Operating expenses as a % of revenue	42.5%	46.7%

Operating profit (loss), net	19.7	(3.1)
Operating margin	4.8%	(0.8)%

Interest expense, net	8.0	12.0
Other income, net	(1.5)	(0.8)
Total other expenses	6.5	11.2
Earnings (loss) before income taxes	13.2	(14.3)

Income tax expense (benefit)	1.0	(0.6)
Effective tax rate	7.5%	4.1%

Net earnings (loss)	12.2	(13.7)

Less: net earnings attributable to noncontrolling interests	1.1	0.8
Net earnings (loss) attributable to Wolverine World Wide, Inc.	$11.1	$(14.5)
Diluted earnings (loss) per share	$0.13	$(0.19)

Supplemental information:
Net earnings (loss) used to calculate diluted earnings (loss) per share	$10.8	$(14.8)
Shares used to calculate diluted earnings (loss) per share	80.8	79.8

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
(In millions)

	March 29, 2025	March 30, 2024
ASSETS
Cash and cash equivalents	$106.5	$169.7
Accounts receivables, net	239.2	231.2
Inventories, net	270.7	354.3
Other current assets	76.0	70.7
Total current assets	692.4	825.9
Property, plant and equipment, net	94.6	92.6
Lease right-of-use assets	102.2	112.9
Goodwill and other indefinite-lived intangibles	602.9	599.3
Other noncurrent assets	192.4	222.3
Total assets	$1,684.5	$1,853.0

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accrued liabilities	$372.0	$418.8
Lease liabilities	34.1	36.5
Current maturities of long-term debt	10.0	10.0
Borrowings under revolving credit agreements	135.0	265.0
Total current liabilities	551.1	730.3
Long-term debt	565.8	581.9
Lease liabilities, noncurrent	115.2	126.6
Other noncurrent liabilities	131.6	154.1
Stockholders' equity	320.8	260.1
Total liabilities and stockholders' equity	$1,684.5	$1,853.0

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Quarter Ended
	March 29, 2025	March 30, 2024
OPERATING ACTIVITIES:
Net earnings (loss)	$12.2	$(13.7)
Adjustments to reconcile net earnings (loss) to net cash used in operating activities:
Depreciation and amortization	6.1	7.1
Deferred income taxes	(0.1)	—
Stock-based compensation expense	5.7	4.1
Pension and SERP expense	(0.2)	(0.2)
Impairment of long-lived assets	—	6.1
Environmental and other related costs	(4.5)	(10.0)
Other	(2.1)	(2.6)
Changes in operating assets and liabilities	(100.9)	(28.0)
Net cash used in operating activities	(83.8)	(37.2)

INVESTING ACTIVITIES:
Additions to property, plant and equipment	(7.6)	(5.1)
Proceeds from sale of business, trademarks and long-lived assets, net of cash disposed of	—	92.5
Other	(0.3)	(2.0)
Net cash provided by (used in) investing activities	(7.9)	85.4

FINANCING ACTIVITIES:
Payments under revolving credit agreements	(83.0)	(146.0)
Borrowings under revolving credit agreements	148.0	106.0
Proceeds from company-owned insurance policies	—	7.0
Payments on long-term debt	(2.5)	(24.2)
Cash dividends paid	(8.5)	(8.1)
Employee taxes paid under stock-based compensation plans	(7.7)	(1.6)
Proceeds from the exercise of stock options	0.3	—
Net cash provided by (used in) financing activities	46.6	(66.9)

Effect of foreign exchange rate changes	(0.5)	3.8
Decrease in cash and cash equivalents	(45.6)	(14.9)

Cash and cash equivalents at beginning of the year	152.1	184.6
Cash and cash equivalents at end of the quarter	$106.5	$169.7

The following tables contain information regarding the non-GAAP financial measures used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

Q1 2025 RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED
REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2025-Q1	Foreign Exchange Impact	Constant Currency Basis 2025-Q1	GAAP Basis 2024-Q1	Reported Change	Constant Currency Change
REVENUE
Active Group	$326.7	$3.5	$330.2	$289.8	12.7%	13.9%
Work Group	74.8	0.7	75.5	90.1	(17.0)%	(16.2)%
Other	10.8	0.5	11.3	15.0	(28.0)%	(24.7)%
Total	$412.3	$4.7	$417.0	$394.9	4.4%	5.6%

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Divestitures (1)	As Adjusted

Revenue - Fiscal 2025 Q1	$412.3	$—	$412.3

Revenue - Fiscal 2024 Q1	$394.9	$4.1	$390.8
(1)Q1 2024 adjustments reflect results for the Sperry business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED GROSS MARGIN
TO ADJUSTED GROSS MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Divestitures (1)	As Adjusted

Gross Profit - Fiscal 2025 Q1	$194.8	$—	$194.8

Gross margin	47.3%		47.3%

Gross Profit - Fiscal 2024 Q1	$181.4	$0.2	$181.6

Gross margin	45.9%		46.5%
(1)Q1 2024 adjustments reflect results for the Sperry business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING EXPENSES
TO ADJUSTED OPERATING EXPENSES*
(Unaudited)
(In millions)

	GAAP Basis	Adjustment (1)	Divestitures (2)	As Adjusted

Operating expenses - Fiscal 2025 Q1	$175.1	$(4.9)	$—	$170.2

Operating expenses - Fiscal 2024 Q1	$184.5	$(13.7)	$(8.6)	$162.2
(1)Q1 2025 adjustments reflect $1.0 million of reorganization costs, $0.8 million of other costs not related to the Company's ongoing business, and $3.1 million of environmental and other related costs net of recoveries. Q1 2024 adjustments reflect $6.1 million for impairments of long-lived assets, $6.0 million of reorganization costs and $1.6 million of environmental and other related costs net of recoveries.

(2)Q1 2024 adjustments reflect results for the Sperry business and the Wolverine Leathers business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	Divestitures (2)	As Adjusted

Operating Profit - Fiscal 2025 Q1	$19.7	$4.9	$—	$24.6

Operating margin	4.8%			6.0%

Operating Profit - Fiscal 2024 Q1	$(3.1)	$13.7	$8.8	$19.4

Operating margin	(0.8)%			5.0%
(1)Q1 2025 adjustments reflect $1.0 million of reorganization costs, $0.8 million of other costs not related to the Company's ongoing business, and $3.1 million of environmental and other related costs net of recoveries. Q1 2024 adjustments reflect $6.1 million for impairments of long-lived assets, $6.0 million of reorganization costs and $1.6 million of environmental and other related costs net of recoveries.

(2)Q1 2024 adjustments reflect results for the Sperry business and the Wolverine Leathers business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	Divestitures (2)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2025 Q1	$0.13	$0.05	$—	$0.18	$0.02	$0.20

EPS - Fiscal 2024 Q1	$(0.19)	$0.14	$0.10	$0.05
(1)Q1 2025 adjustments reflect reorganization costs, other costs not related to the Company's ongoing business, and environmental and other related costs net of recoveries. Q1 2024 adjustments reflect impairments of long-lived assets, reorganization costs and environmental and other related costs net of recoveries.

(2)Q1 2024 adjustments reflect results for the Sperry business and the Wolverine Leathers business included in the consolidated condensed statement of operations.

2025 SECOND QUARTER GUIDANCE RECONCILIATION TABLES
RECONCILIATION OF REPORTED GUIDANCE TO ADJUSTED GUIDANCE,
REPORTED DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS
GUIDANCE AND SUPPLEMENTAL INFORMATION*
(Unaudited)
(In millions, except earnings per share)

	GAAP Basis	Adjustments (1)	As Adjusted

Revenue - Fiscal 2025 Second Quarter	$440 - $450		$440 - $450

Operating Margin - Fiscal 2025 Second Quarter	6.7%	0.5%	7.2%

Dilutive EPS - Fiscal 2025 Second Quarter	$0.17 - $0.22	$0.02	$0.19 - $0.24

Fiscal 2025 Second Quarter Supplemental information:

Net Earnings	$14 - $18	$2	$16 - $20

Net Earnings used to calculate diluted earnings per share	$14 - $18	$2	$16 - $20

Shares used to calculate diluted earnings per share	81.1		81.1
(1)2025 adjustments reflect estimated environmental and other related costs net of recoveries and reorganization costs.

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if environmental and other related costs net of recoveries, non-cash impairment of long-lived assets, reorganization costs, costs associated with divestitures and other costs not related to the Company's ongoing business were excluded. The financial results of the ongoing business for 2024 exclude financial results from the Sperry business and Wolverine Leathers business. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of the Company's core ongoing operating business results and to better identify trends in the Company's ongoing business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.